                                                  EXHIBIT 10.8

                          SOFTWARE LICENSE AGREEMENT


This License Agreement ("Agreement") made as of August 10, 1995, between Mystic River Software, Inc., a corporation incorporated under the laws of Delaware having its principal place of business at 125 Cambridge Park Drive, Cambridge, Massachusetts 02140 ("MRSINC") and Object Power ("Customer") having its principal place of business at 219 Vassar Street, Cambridge, MA 02139.

                                  WITNESSETH

WHEREAS, MRSINC has developed and owns certain computer software known as Softbridge Basic Language herein after referred to as "Product"; and,

WHEREAS, MRSINC desires to license Product to Customer and Customer desires to license Product from MRSINC on the terms and conditions set forth herein.

NOW, THEREFORE, for good valuable consideration, receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

                                   Section 1

                                  Definitions
                                  -----------

1.1 "Product" - means any component of the current release of Softbridge Basic Language ("SBL"), as described in Exhibit A, that is supplied to Customer under the terms of this Agreement. Product shall be provided in the form of a run-time version.

1.2   "Documentation" - means the "SBL - Language Reference Manual" and the "SBL
- -API Reference Manual".

1.3 "Product Release" - means a major enhancement of Product which is identified with an integar version number i.e., Release 2.0.

1.4 "Maintenance Release" - means an update to an existing Product Release which corrects documented bugs or adds minor features and is identified integer appended to the Product Release number. i.e. Release 2.1.

1.5 "Customer" - means Object Power and its authorized affiliates and subsidiaries.

1.6 "Application" - means the set of current software programs into which Customer wishes to integrate Product, as described in Exhibit C. Should Customer wish to integrate

Product into future software programs, it shall provide an update Exhibit to C, and such software programs shall be covered by the terms and conditions of this Agreement.

1.7 "Product Platform" - means the particular operating environment, (such as, Microsoft's Windows or IBN's OS/2) in which a Product runs.

                                   Section 2

                            License of the Product
                            ----------------------

2.1   License  (a) Subject to the terms and conditions of this Agreement,
      -------
including the payment of fees (see section 2.2), MRSINC hereby grants to Customer a personal, non-exclusive, non-transferable, worldwide license to incorporate the Product in Customer's proprietary computer software Application(s), and thereafter market, license and sub-license, without restriction, the Customer's Application(s) which incorporate the Product and any modifications, enhancements and alterations made by the Customer thereto; provided, that the Customer may not sub-license the Product to any third party for the purpose of embedding the Product into another software product nor may the Customer sub-license the Product alone; provided further, that this license shall apply only to the object code version of the Product.

(b) MRSINC hereby grants to Customer a license to use internally the Product in source code form and any related documentation thereto pursuant to the terms and conditions set forth in Exhibit D, which shall govern Customer's rights and obligations with respect to the source code.

2.2   Consideration  The Customer shall pay to MRSINC for the foregoing license
      -------------
as provided in Exhibit B of this Agreement.

2.3   Proprietary Rights  The Customer agrees that the Product is and shall
      ------------------
remain the sole property of the proprietary to MRSINC. Nothing in this Agreement shall diminish or extinguish these rights and no title to or ownership of the Product is transferred to the Customer. MRSINC agrees that all modifications, enhancements and alterations made by or exclusively for the Customer to the Product shall be and remain the sole property of and proprietary to the Customer. Nothing in the Agreement shall diminish or extinguish these rights and no rights to such modifications, enhancements and alterations are granted hereby to MRSINC.

2.4   Delivery of Product  Upon the execution of this Agreement MRSINC shall
      -------------------
deliver to the Customer the Product, (by magnetic diskettes or other media for installation on the Customer's computers) and such other diskettes, tapes, manuals, routines, development materials and other information as may relate to or comprise the Product including without limitation the items described on Exhibit A hereto. The Product will be shipped to the Customer (at the address set forth on the signature page or such other address specified by the Customer in writing,) F.O.B. Cambridge, Massachusetts. MRSINC may package and ship the product in any commercially reasonable manner.

2.5   Taxes Prices and fees are exclusive of and Customer is responsible for all
      -----
applicable sales, use, personal property, excise or other similar taxes or export and import taxes, duties and charges, however designated. Consequently, in addition to the payments due hereunder, the amount of any present or future sales, use, personal property, or other similar tax and export and import taxes, duties and charges which become due based on the transactions provided for in this Agreement shall be paid directly by the Customer or reimbursed by the Customer to MRSINC, as necessary, without reducing the amount otherwise due to MRSINC hereunder.

                                   Section 3

                            Support and Maintenance
                            -----------------------

3.1   Support  MRSINC will provide technical support to assist the Customer in
      -------
the use of Product ("Support") pursuant to the terms and conditions set forth in Exhibit B of this Agreement. Support will be provided through telephone and electronic consultation during MRSINC's normal business hours, and, shall not exceed a reasonable amount of hours of support during this period. There will be a single Customer contact person. MRSINC and Customer will review the amount of Support being provided to Customer to determine its reasonableness. Additional Support provided will be a MRSINC's then prevailing consulting rates plus out-of-pocket expenses.

3.2   Maintenance  MRSINC will provide Product Releases and Maintenance Releases
      -----------
("Maintenance") pursuant to the terms and conditions set forth in Exhibit B of this Agreement.

Maintenance Releases will be provided to fix bugs reported by Customer and to provide minor enhancements to Product. If Customer reports a documented, reproducible bug that prevents the Product from materially and substantially operating in accordance with the Documentation, MRSINC will use its best effort to provide a specific correction within thirty days. If Customer reports a documented, reproducible bug that so cripples the functionality that the Product cannot be used, then MRSINC will use its best efforts to provide a specific correction within 7 business days.

                                   Section 4

                                   Covenants
                                   ---------

4.1   Confidentiality  Each party hereto covenants that it will keep
      ---------------
confidential any confidential information relating to the Product or to the other party's business, finances, marketing and technology to which it obtains access and which is identified in writing as confidential or proprietary at the time it obtains access thereto, and that it will take all reasonable precautions to protect such confidential information of the other party or any part thereof from any use, disclosure or copying, except to the extent technical information relating to the Product is used, or copied by the Customer for the purpose of (i) developing Application programs incorporating the Product, (ii) obtaining any necessary governmental approvals, or (iii) otherwise performing its rights or obligations as contemplated by this Agreement. Confidential information of a party shall not include information which (i) is or becomes available to the public through no fault of the other party, (ii) is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of such third party's confidentiality obligations, (iii) is developed independently by the other party, or (iv) the party has given written permission to the other party to not keep confidential.

4.2   Injunctive Relief  In the event of a breach of any of the provisions of
      -----------------
Section 4.1, each party agrees that the other party will not have an adequate remedy at law, and accordingly the parties agree that they, in addition to any other available legal or equitable remedies, are entitled to seek injunctive relief against such breach without any requirement to post bond as a condition of such relief.

4.3   Copyright Protection  The Customer shall not publish or distribute the
      --------------------
Product in a manner which would jeopardize or preclude protection thereof under applicable copyright laws, or would diminish the trade secret status of the Product.

4.4   Reverse Compiling  The Customer shall not attempt to create or permit
      -----------------
others to attempt to create, by reverse compiling or disassembling or otherwise, any part of the source program for the Product from the object code or from other information made available to the Customer.

4.5   Copies  The Customer may make machine readable copies of each Product and
      ------
copies of the Documentation and other documents as necessary for the use authorized in this Agreement. All copies, whether in machine readable, printed, or other form, are part of the Product and the Customer must include on all such material MRSINC's notice of its proprietary rights in the form set forth in the Product as delivered to the Customer.

4.6   Access  The Customer may disclose and make the Product accessible to its
      ------
employees and agents only to the extent needed to exercise the licenses granted hereunder.

4.7   General Payment Terms MRSINC reserves the right to charge interest on past
      ---------------------
due amounts at a rate equal to twelve percent (12%) per annum. In the event that MRSINC is required to take legal action to collect unpaid amounts and MRSINC is successful in such action, the Customer shall reimburse all costs and reasonable attorney's fees incurred by MRSINC in such collection.

4.8   Software Certification  The Customer shall, on the request by MRSINC from
      ----------------------
time to time, certify to MRSINC in writing that Customer has performed its obligations pursuant to this Software License Agreement.

                                   Section 5

                          Warranty and Indemnification
                          ----------------------------

5.1   Express Warranties  MRSINC hereby warrants to Customer that (i) the
      ------------------
Product will conform to its published specifications in all material respects, and (ii) MRSINC has all necessary corporate power and authority to enter into this Agreement, to license the Product to the Customer and to consummate the transactions contemplated hereby.

The warranty is limited and shall not apply to: (a) Components of the Product not of MRSINC origin, or (b) failure of the Product to satisfy this warranty if determined by MRSINC to result from (i) improper use of the Product, (ii) operation of the Product outside the environmental conditions specified on the User Documentation, (iii) modifications to the Product not made by MRSINC, (iv) other conditions external to the Product that occur following delivery of the Product by MRSINC, or (v) any Release of the Product that is designated "beta test software" or "pre-release software" by MRSINC.

MRSINC further represents and warrants to Customer that MRSINC has all licenses and other rights necessary to sublicense to the Customer on the terms set forth in this Agreement those components of the Product not of MRSINC origin and that, to the best knowledge of MRSINC such components conform in all material respects to the published specifications therefor.

5.2   EXCLUSION OF IMPLIED WARRANTIES  ANY AND ALL OTHER WARRANTIES AS TO THE
      -------------------------------
PRODUCT AND USER DOCUMENTATION, INCLUDING IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE, ARE SPECIFICALLY EXCLUDED, WAIVED AND NEGATED. MRSINC makes no warranties as to the accuracy or completeness of the Documentation or that the Product is error free.

5.3   Limitation of Liability  (a) NEITHER MRSINC NOR ANYONE ELSE WHO HAS BEEN
      -----------------------
INVOLVED IN THE CREATION, PRODUCTION OR DELIVERY OF THE PRODUCT SHALL BE LIABLE FOR ANY INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, SUCH AS, BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS OR BENEFITS, LOSS RESULTING FROM THE USE OF THE PRODUCT OR ARISING OUT OF ANY BREACH OF ANY WARRANT. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, MRSINC SHALL HAVE NO LIABILITY FOR ANY CLAIM OF ANY KIND OR NATURE, INCLUDING BUT NOT LIMITED TO MRSINC'S NEGLIGENCE, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, OR IN CONNECTION WITH ANY SUE OR OTHER

EMPLOYMENT OF ANY PRODUCT LICENSED TO THE CUSTOMER HEREUNDER, WHETHER SUCH LIABILITY ARISES FROM ANY CLAIM BASED UPON CONTRACT, WARRANTY, OR OTHERWISE, WHICH MAY BE ASSERTED BY THE CUSTOMER.

(b) EXCEPT FOR CLAIMS ARISING PURSUANT TO SECTION 5.5 MRSINC'S AGGREGATE LIABILITY TO THE CUSTOMER FOR ALL LOSS AND DAMAGE WHETHER IN NEGLIGENCE, CONTRACT OR OTHERWISE, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, OR THE OPERATION OR FAILURE TO OPERATE OF THE PRODUCT, SHALL IN ANY EVENT BE LIMITED TO THE SUM OF THE MONIES PAID TO MRSINC BY THE CUSTOMER UNDER THIS AGREEMENT.

5.4   Notification  Each party shall notify the other in writing of any claim or
      ------------
other legal proceeding involving the Product promptly after it becomes aware of any such claim of proceeding. The Customer will also report promptly to MRSINC all claimed or suspected failures of the Product to conform to the Documentation promptly after the Customer becomes aware of any such claimed or suspected failure, during the first year of this Agreement.

5.5   Indemnification by MRSINC  MRSINC will defend, indemnify, and hold
      -------------------------
harmless the Customer against any claim that the Product infringes any valid claim of copyright or trademark of any third party, or any valid claim under any U.S. patent that has issued as of the date of delivery; provided that the Customer gives MRSINC prompt written notice thereof, grants MRSINC sole control of the defense and any related settlement negotiations cooperates with MRSINC in the defense of such claim and does not agree to settle any such claim without MRSINC's prior written consent. If use of the product is finally enjoined, MRSINC, at its option, will either (i) procure for Customer the right to use the Product, (ii) replace the Product with a substantially equivalent program to use of which is not so enjoined, or (iii) refund the license fee paid for the Product. Notwithstanding the foregoing, MRSINC shall have no liability to Customer if the infringement results from (a) use of the Product in combination with other software or hardware, if the product alone would not have been os infringing, (b) modifications to the Product not made by MRSINC if such infringement would have been avoided by the absence of such modifications, or
(c) use of other than the version of the Product most recently offered to Customer if such infringement would have been avoided by use of such a current version. THE FOREGOING STATES THE ENTIRE LIABILITY OF MRSINC, AND THE SOLE REMEDY OF THE CUSTOMER, WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS OR CONTRACTUAL RIGHTS OF THIRD PARTIES BY THE PRODUCT(S) OR ANY PARTS THEREOF.

5.6   Exclusive Remedies  Except in case of infringement of a third party
      ------------------
intellectual property right, the customer's exclusive remedies for any claims against MRSINC arising out of the Agreement shall be limited to the following, at the option of MRSINC: (a) replacement by MRSINC of the Product with software that functions substantially in accordance with the User Documentation; (b) repair by MRSINC of the Product, by patch or work around, so that it functions substantially in accordance with the User Documentation or, (c) refund by MRSINC of the monies paid by Customer and received by MRSINC in respect of the Product. Customer acknowledges that this
Section 5.6 limits its remedies in the event that MRSINC has breached any of its obligations to Customer. WITHOUT LIMITING THE FOREGOING, MRSINC AND THE CUSTOMER AGREE THAT IF ANY REMEDY HEREUNDER IS DETERMINED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE, ALL LIMITATIONS AND EXCLUSIONS OF LIABILITY SET FORTH HEREIN SHALL REMAIN IN EFFECT.

                                   Section 6

                              Term and Termination
                              --------------------

6.1   Term; Termination for Convenience  This Agreement shall take effect on the
      ---------------------------------
date it is executed by MRSINC and shall continue in effect for one year, and thereafter from year to year, unless and until terminated by Customer on thirty
(30) days prior written notice, or at any time, by mutual written agreement of the parties.

6.2   Termination for Cause  The occurrence of any of the following events shall
      ---------------------
constitute a default under the terms of this Agreement, and a cause for termination of this Agreement.

      a) The default by Customer in the payment of any amount due hereunder after receipt of written notice of a thirty (30) day grace period to allow Customer to cure such default.


      b) The failure by Customer to cure any breach from any other term of this Agreement within thirty (30) days of receipt of written notice thereof.

6.3   Effect of Termination  If this Agreement is terminated a) the license
      ---------------------
granted hereunder shall terminate; b) Customer's right to distribute the licensed Product shall and immediately; and c) Customer shall return or destroy all copies of Product in Customer's possession and certify in writing that all copies of Product have been destroyed or returned.

Notwithstanding any provisions herein to the contrary, following any termination of this Agreement and for so long thereafter (but not to exceed 12 months) as is necessary for Customer to satisfy, and solely to satisfy, its then existing contractual obligations for maintenance services to its end users, Customers shall have a limited license to use the Product solely for such purposes.

None of the Customer's existing sublicenses to unaffiliated end users for Product in Customer's proprietary computer software application(s) shall be affected by any termination of this Agreement and such licenses shall remain in full force and effect until the end of their then respective terms.

6.4   No Damages for Termination  Neither MRSINC nor Customer shall be liable to
      --------------------------
the other for damages of any kind, including but not limited to lost profits or incidental, punitive or consequential damages, relative to termination of this Agreement in accordance with Section 6.1 or 6.2, even if advise of the possibility of such damages.

6.5   Survival  Sections 2.3 and 4.1, as well as Customer's obligations to pay
      --------
MRSINC all sums due hereunder and all provisions regarding limitations of liability and remedies, shall survive termination or expiration of this Agreement.

                                   Section 7

                            Miscellaneous Provisions
                            ------------------------

7.1   Headings  Headings in this Agreement are included solely for convenience
      --------
of reference and are not to be considered part of this Agreement.

7.2   No Joint Venture  This is an Agreement between separate legal entities and
      ----------------
neither is the agent or employee of the other for any purpose whatsoever. The parties do not intend to create a partnership or joint venture between themselves. Neither party shall have the right to bind the other to any Agreement with a third party or to incur any obligations or liability on behalf of the other party.

7.3   Waiver  The failure of either party to exercise any of its rights under
      ------
this Agreement or to require the performance of any term of provision of this Agreement, or the waiver by either party of such breach of this Agreement, shall not prevent a subsequent exercise or enforcement of such rights or be deemed ta waiver of any subsequent breach of the same or any other term or provision of this Agreement. Any waiver of the performance of any of the terms or conditions of this Agreement shall be effective only if in writing and signed by the party against which such waiver is to be enforced.

7.4   Validity  If any of the terms and provisions of this Agreement are invalid
      --------
or unenforceable, such terms or provisions shall not invalidate the rest of the Agreement which shall remain in full force and effect as if such invalidated or unenforceable terms or provision had not been made a part of this Agreement. In the event this Section 7.4 becomes operative, the parties agree to attempt to negotiate a settlement that carry out the economic intent of the term(s) found invalid or unenforceable.

7.5   Force Majeure  If circumstances beyond the control of the parties shall
      -------------
temporarily make it impossible for either or both of them to perform their agreements hereunder, then the principles of force majeure shall apply and the rights and obligations of the parties shall be temporarily suspended during the force majeure period to the extent that such performance is reasonably affected thereby.

7.6   Notices  All notices and other communications herein provided for such be
      -------
sent by postage prepaid, registered or certified mail, return receipt requested, or delivered personally to the parties at their respective addresses as set forth on the first page of this Agreement or to such other address as either party shall give to the other party in the manner provided herein for giving notice. Notice by mail shall be considered given on the date received. Notice delivered personally shall be considered given at the time it is delivered.

7.7   Transfer, etc.  Neither party may assign, transfer or delegate this
      -------------
Agreement or any such party's right and obligation hereunder to any third party hereto, without the consent of the other party, which consent shall not be unreasonably withheld. Each party may assign this Agreement and such party's rights and obligations hereunder to a subsidiary or affiliate so long as such party remains primarily liable for its obligations hereunder. In addition, either party may assign this Agreement, and its rights and obligations hereunder, to any party that acquires substantially all of such party's stock or assets relating to that portion of such party's business that is related to the subject of this Agreement. Any attempted assignment, delegation, or transfer in contravention of this Agreement shall be null and void.

7.8   Successors and Permitted Assigns  This Agreement shall inure to the
      --------------------------------
benefit of and be binding upon each of the parties hereto and their respective successors and permitted assigns.

7.9   Complete Agreement  This Agreement contains the whole Agreement between
      ------------------
the parties concerning the subject matter hereof and there are no collateral or precedent representations, agreements or conditions not specifically set forth herein.

7.10  Modification or Amendment  Any modification or amendment of any provision
      -------------------------
of this Agreement must be in writing, signed by the parties hereto and dated subsequent to the date hereof.

7.11  Laws Governing Agreement  The validity of this Agreement and the rights,
      ------------------------
obligations and relations of the parties hereunder shall be construed and determined under and in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws rules of such State.

7.12  No Third Party Beneficiaries  The provisions of this Agreement are solely
      ----------------------------
for the benefit of the parties hereto, and not for the benefit of any other person, persons or legal entities.

Customer                                       MRSINC

Name: Object Power                             Name: Jerry Bedrick
      ------------                                  ----------------------------

Signature:    /s/ John J. Donovan, Jr.         Signature: /s/ Jerry Bedrick
          ----------------------------                    ----------------------

Title: President                               Title:   President
       ---------                                        ---------

Date:   9/12/95                                Date: 9/12/95
        -------                                      -------

                                   EXHIBIT A

"Product" for the purposes of this Agreement is defined as the version of SBL designed for the following platforms:

     .  Windows
     .  Windows/NT
     . and any other Microsoft Windows 16 or 32-bit derivative operating systems for which SBL is commercial available.

The following will be supplied for each Product Platform:

SBL Software Development Kit (SDK)

The set of SBL software and documentation components necessary to integrate SBL into Application. Runtime versions of the SBL components that can be redistributed with Application.

                                   EXHIBIT B

1.   License Fees  Customer will pay MRSINC a fee (the "License Fee") of
     ------------
     $150,000 as follows:

          $50,000 no later than September 18, 1995

          $50,000 no later than December 5, 1995

          $50,000 no later than March 10, 1996

Except as provided in this section, no royalty shall be payable by Customer hereunder. Customer shall not be entitled to any refund in the event of any termination of this Agreement.

2.   Maintenance and Support
     -----------------------

     2.1  Definitions
          -----------

          a. "Initial Maintenance and Support Period" - means the twelve (12) month period beginning on the date of execution of this Agreement.

          b. "Stub Maintenance and Support Period" - means the period starting immediately after the Initial Maintenance and Support Period and ending at the beginning of Customer's next fiscal quarter. The Stub Maintenance and Support Period will always be either (i) less than Customer's one (1) full fiscal quarter; or (ii) none if the Agreement is executed on the first day of a fiscal quarter of Customer.

          c. "Extended Maintenance and Support Period" - means the period starting immediately after the Stub Maintenance and Support Period (or after the Initial Maintenance and Support Period if there is no Stub Maintenance and Support Period).

          d. "Maintenance Quarter" - means a fiscal quarter of Customer in which Maintenance and Support will be provided.

          e.  "Support" - is defined in Section 3.1 of the Agreement.

          f.  "Maintenance" - is defined in Section 3.2 of the Agreement.

     2.2  Maintenance and Support
          -----------------------

          a. During the Initial Maintenance and Support Period, MRSINC will provide Maintenance and Support to Customer without additional charge.

          b. During the Stub Maintenance and Support Period, MRSINC will provide Maintenance and Support to Customer for a fee equal to $5,625 prorated by the length of the Stub Maintenance and Support Period as a fractional amount of a full fiscal quarter of Customer. Customer shall pay this fee no later than five (5) business days prior t the beginning of the Stub Maintenance and Support Period.

          c. During the Extended Maintenance and support Period, MRSINC will provide Maintenance and Support to Customer on a quarterly basis at the rate of $5,625 per quarter ("Maintenance Fees"). Maintenance Fees for any Maintenance Quarter are due before the start of that Maintenance Quarter.

     2.3  Maintenance and Support Continuity  If Customer fails to pay any
          ----------------------------------
     amount due pursuant to the terms set forth above, and fails to cure such failure within five (5) business days from receiving a notice of such failure from MRSINC, Maintenance and Support to Customer will be terminated without any liability to MRSINC.

                                   EXHIBIT C

                            Customer Application(s)
                            -----------------------

========================================================================
   Application Name         Description      Scheduled Release Date
- ------------------------------------------------------------------------
- ------------------------------------------------------------------------

- ------------------------------------------------------------------------

- ------------------------------------------------------------------------

- ------------------------------------------------------------------------

- ------------------------------------------------------------------------

- ------------------------------------------------------------------------

- ------------------------------------------------------------------------

========================================================================

                                   EXHIBIT D

                              SOURCE CODE LICENSE
                              -------------------

To the extend that the Agreement provides Customer with the right to Source Code, the following shall apply:

1.   Source Code
     -----------

"Source Code" - shall mean the original works including any enhancements developed by MRSINC which are used to create the object of the Product, as described in Attachment 1 to this Exhibit. MRSINC will provide all updates and enhancements made to the Source Code as they become available including all appropriate documentation associated with such updates and enhancements.

2.   License Grant
     -------------

Subject to the terms and conditions of the Agreement, including the payment of fees pursuant to Section 2.2 of the Agreement, MRSINC hereby grants Customer a royalty free, non-exclusive, non-transferable, irrevocable (except as provided below) license (the "Source Code License") to have and use a copy of the Source Code solely for Customer's own internal use in order to maintain its Application(s) licensed and sold pursuant to the Agreement. Customer shall have the right to have not more than one (1) copy of the Source Code in existence at any time during the term of the Agreement for internal use. Customer may also make copies as necessary for its normal archiving and backup purposes. Customer's normal backup and archiving purposes will be described in writing to MRSINC upon MRSINC's written request to Customer.

3.   Term and Termination
     --------------------

3.1 The Source Code License granted hereunder shall be effective on the effective date of the Agreement.

3.2 MRSINC may terminate the Source Code License immediately if (i) Customer breaches the provisions of Section 2, (License Grant) or Section 4 (No Further Licensing) or Section 5 (Proprietary Rights) of this Exhibit; (ii) the Agreement is terminated; or (iii) Customer becomes insolvent or makes an assignment for the benefit of creditors, or if a received or similar officer shall be appointed to take charge of all or part of Customer's assets.

4.   No Further Licensing
     --------------------

Customer shall have no rights to, and shall not, sublicense any third party the right to use the Source Code or any modification, or portion thereof, and shall not deliver or otherwise provide or disclose to any third party a copy of, or access to, the Source Code or any modification or portion thereof, without the prior written consent of MRSINC.

5.   Proprietary Rights
     ------------------

5.1 Customer shall not remove, cover or obfuscate any copyright notice, other proprietary rights notice of security notice or coding placed by MRSINC in or on the Source Code and all copies thereof, whether in machine language or human-readable form, or any other documentation related to the Source Code supplied by MRSINC to Customer. Customer shall insure that such notices or coding continue to appear or exist on the Source Code. Customer shall comply with all reasonable directions submitted by MRSINC from time to time regarding the form and placement of copyright notices, other proprietary rights notices or security notices, or coding on the Source Code, or any portion thereof. Affixation of a copyright notice upon the Source Code, or any portion thereof, shall not, in itself, be deemed to constitute or acknowledge a publication thereof.

5.2 Title to the Source Code and related documentation delivered to Customer hereunder during the term of the Agreement shall at all times remain with MRSINC.

5.3 Customer acknowledges and agrees that any and all Proprietary Information shall at all times be and remain the sole and exclusive property of MRSINC. "Proprietary Information" shall mean the Source Code, and any modifications made by MRSINC thereof, all versions of the foregoing delivered to Customer by MRSINC and all data, information, specifications, programs, source code, object code, documentation, diagrams, flow charts and other materials of any type whatsoever (tangible or intangible and machine readable or human readable) contained or revealed in any of the foregoing.

5.4 To the maximum extent permitted by applicable law, Customer agrees to observe complete confidentiality with regard to all Proprietary Information, including but not limited to:

     a) not disclosing to, or otherwise permitting, any third person, or entity, access to any Proprietary Information without MRSINC's prior written permission (except that such disclosure or access shall be permitted to an employee or consultant of Customer but only on a need-to-know basis provided such employee or consultant has agreed in writing to protect the confidentiality thereof); and

     b) not making any copies of any Proprietary Information and assuring the Customer's employees or consultants who receive access to any Proprietary Information are advised of its confidential and proprietary nature and to assure that they are prohibited from copying or revealing, for any purpose other than in the performance of duties not inconsistent with the terms of the Agreement; and

     c) notifying MRSINC promptly and in writing of any circumstances of which Customer has knowledge relating to any possession or use of any Proprietary Information by any person or entity other than as authorized herein; and

     d) taking, at Customer's expense and direction, any legal or other action necessary to prevent or stop unauthorized use of the Proprietary Information by any third person or entity that has wrongfully gained access to any Proprietary Information by or through Customer or its employees or agents; and

     e) prior to disposing of any medial or written forms, assuring that any program materials and/or Proprietary Information has been erased or otherwise destroyed: and

     f) taking any and all other actions reasonably deemed necessary or appropriate by MRSINC from time to time to ensure the continued confidentiality and protection of all Proprietary Information.

5.5 Customer acknowledges and agrees that in permitting the limited right of access to Proprietary Information set forth above, MRSINC is not waiving any of its rights under the Source Code License and Customer is not relieved of any liability in the event any party to whom such disclosure is made improperly uses or disclose such Proprietary Information.

5.6 Customer's obligation hereunder shall not extend to information in the public domain or which enters the public domain not as a result of Customer's fault or negligence.

5.7 Customer's obligations and MRSINC's rights under this Section 5 shall survive any expiration or termination of the Agreement or the Source Code license for any reason whatsoever.

5.8 MRSINC's Proprietary Information is unique property of extreme value to MRSINC and breach of any confidential obligation of Customer under the Source Code License may cause MRSINC irreparable harm which cannot be adequately assessed in monetary damages. Accordingly, Customer agrees MRSINC is entitled to seek injunctive or other equitable relief to remedy any actual or threatened breach of the proprietary rights provisions, or any unauthorized use, reproduction, marketing, licensing, or distribution of any Proprietary Information.

5.9 Upon termination of the Source Code License, Customer's right to possession or use of any of the Proprietary Information shall terminate and Customer shall immediately deliver to MRSINC any and all Proprietary Information in its possession or under its control. An officer of Customer shall, upon completion by Customer of such delivery, certify in writing to MRSINC that Customer has fulfilled its obligations pursuant to this Section 5.

5.10 Notwithstanding any provisions herein to the contrary, following any termination of the Source Code License and for so long thereafter (but not to exceed 12 months) as is necessary for Customer to satisfy, and solely to satisfy, its then existing contractual obligations for maintenance services to its end users. Customer shall have a limited license to use the Source code solely for such purposes; provided that at the end of each 12-month period, Customer shall comply with the procedures set forth in Section 5.9 above.

5.11 Customer shall obtain an executed version of an Consultant Confidentiality Agreement in the form attached as Attachment 12 to this Exhibit (or subsequent language as may be approved in writing by MRSINC) from each of its consultants prior to allowing access to any Proprietary Information. Such Confidentiality Agreements shall be maintained by Customer and made available to MRSINC upon MRSINC's request.

                           Attachment 1 to Exhibit D



     Pursuant to Section 1 of Exhibit D (Source Code License), the following source code files will be supplied to Customer:

                                      SBL
- --------------------------------------------------------------------------------
SBL/COMP
clexit.c       codegen.h     doadt.c       dodialog.h
doexprs.c      doflow.c      doiexprs.c    dosbl.h       dostmts.c    dotypes.c
keywords.c     localvar.c    meta.c        regbit.c      sbll.l       sblout.c
sblout.h       sbyy.c        sbyy.y        symbol.c      symout.c     ytab.h
yyhelp.c       yyin.c        _sbcl.h

SBL/INTERP
b1tio.c        breakpt.c     builtins.c    dlg.c
globvars.c     initopco.c    interp.c      module.c      optext.c     abldebug.c
sbldescr.c     sbldump.c     sblsys.c      thread.c

SBL/INCLUDE
bltio.h        builtins.h    crc32.h       debug.h
dlg.h          hash.h        incl.h        interp.h      lstuff.h     makecrc.h
mathops.h      module.h      msdir.h       namelist.h    opcodes.h    optext.h
safelib.h      sbl.h         sblass.h      sbldescr.h    sblerr.h     sblfiles.h
sblglob.h      sblio.h       sblmem.h      sblparms.h    sblsys.h     types.h

SBL/UTIL
ansiutil.c     crc32.c       hash.c        makecrc.c
misc.c         namelist.c    nl_incl.h     printf.c      safelib.c    sblass.c
sblerr.c       sblfiles.c    sblhelp.c     sblio.c       sblmem.c     sbltek.c
utilexcl.h     _nlist.h      _sblio.h

SBL/SBL
libentry.asm   sbl.c         sbl.def       sbl.rc
- --------------------------------------------------------------------------------

                           Attachment 2 to Exhibit D

                      CONSULTANT CONFIDENTIALITY AGREEMENT
                      ------------------------------------

The undersigned is an independent contractor working for ___________________ ("Company"). The undersigned acknowledges that Company may enter, or has entered, into an agreement with Mystic River Software, Inc. ("MRSINC") pursuant to which Company may acquire from MRSINC certain limited rights in and to proprietary software known as Softbridge Basic Language (the "Licensed Program"). In consideration of the undersigned's work for Company in a capacity or on projects relating to the Licensed Program, the undersigned agrees as follows:

1. All documentation and other tangible or intangible discoveries, ideas, concepts, software, designs, drawings, specifications, techniques, models, data information, source code, object code, documentation, diagrams, flow charts, procedures and "know-how" comprising all or any portion of, or contained in or describing the Licensed Program or revealed to the undersigned in connection with the Licensed Program (the "Proprietary Information:) shall at all times remain the sole and exclusive property of MRSINC or Company, pursuant to the Software License Agreement dated (Date of Agreement Here). Information publicly known that is generally employed by the trade at the time the undersigned first learns of such information shall not be deemed part of the Proprietary Information below.

2. All notes, data, reference materials, sketches, drawings, memoranda and records in any way related to any of the Proprietary Information shall belong exclusively to MRSINC or Company, pursuant to the Software License Agreement dated (Date of Agreement Here), and the undersigned agrees to deliver all copies of such materials in the undersigned's control to MRSINC or Company (or Company's delivery to MRSINC, if required) upon completion of the undersigned's work in connection with the Licensed Program at the request of MRSINC or Company.

3. The undersigned agrees during his or her work for Company and thereafter to hold in confidence and not to directly or indirectly reveal, report, publish, disclose or transfer any of the Proprietary Information for any purpose, or use any Proprietary Information for the undersigned's own benefit, except in the course of the undersigned's work for Company in connection with the Licensed Program.

4. Because of the unique nature of the Proprietary Information, the undersigned understands and agrees that MRSINC or Company may suffer irreparable harm in the event that the undersigned breaches his or her obligations under
Section 2 or 3 above and that monetary damages will be inadequate to compensate MRSINC or Company for such breach. Accordingly, the undersigned agrees that MRSINC or Company will, in addition to any other remedies available to it at law or in equity, be entitled to injunctive relief to enforce the terms of Section 2 and 3 above.

5.   The undersigned acknowledges and agrees that this Consultant
Confidentiality Agreement is for the benefit of, and may be enforced directly by, MRSINC or Company.

     IN WITNESS WHEREOF, the parties have duly executed this Confidentiality Agreement as a sealed instrument, as of this ______ day of _______________ 1996.


Consultant                              Company

Name:_____________________________      Name:_____________________________

Signature:________________________      Signature:________________________

Title:____________________________      Title:____________________________

Date:_____________________________      Date:_____________________________